SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported): December 27, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)





ITEM 8.  CHANGE IN FISCAL YEAR

     The Board of Directors of Vari-L Company, Inc.(the "Registrant"), by written consent dated December 27, 2000, changed the Registrant's fiscal year end from December 31 to June 30. The Registrant issued a press release on December 27 announcing the change which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

  (a)     None

  (b)     None

  (c)     Exhibits

          99.1      Press Release dated December 27, 2000






Date:  December 29, 2000           VARI-L COMPANY, INC.



                                   By:/s/G. Peter Pappas
                                      G. Peter Pappas
                                      Chief Executive Officer